JDA Software Group, Inc. NEWS RELEASE	Contact Information at End of Release

JDA Software to Hold First Quarter 2012 Business Update Conference Call

Scottsdale, Ariz. - May 7, 2012 - JDA® Software Group, Inc. (NASDAQ: JDAS), The Supply Chain Company®, today will host a conference call with investors and analysts during which it will provide a business update regarding its first quarter of 2012 ended March 31, 2012.

As previously announced, the Company is in the process of restating its financial results for the period 2008 through 2010 to properly reflect certain revenue recognition and other immaterial accounting adjustments. Accordingly, in the first quarter business update conference call, JDA management will address only the business environment and strategic developments at the Company. The discussion of financial performance will be restricted to a report of cash and cash equivalents and specific costs incurred during the first quarter, specifically:

•	Cash and cash equivalents, including restricted cash, increased $46 million to approximately $341 million at March 31, 2012, from $295 million at December 31, 2011.

•	The Company incurred approximately $5 million of cost associated with the SEC inquiry and financial restatement process during the first quarter 2012.

Conference Call Information
JDA Software Group, Inc. will host a conference call at 4:45 p.m. Eastern time today to discuss its First Quarter 2012 Business Update. To participate in the call, dial 1-888-846-5003 (United States) or 1-480-629-9856 (International) and ask the operator for the "JDA Software Group, Inc. First Quarter 2012 Conference Call." A live audio webcast of the conference call can be accessed by logging onto www.jda.com in the Investor Relations section.

A replay of the conference call will begin on May 7, 2012 at 7:45 p.m. Eastern time and will end on June 7, 2012. To hear a replay of the call over the Internet, access JDA's website at www.jda.com.

JDA Software Provides First Quarter 2012 Business Update

About JDA Software Group
JDA® Software Group, Inc. (NASDAQ: JDAS), The Supply Chain Company®, is the leading provider of innovative supply chain management, merchandising and pricing excellence solutions worldwide. JDA empowers more than 6,000 companies of all sizes to make optimal decisions that improve profitability and achieve real results in the manufacturing, wholesale distribution, transportation, retail and services industries. With an integrated solutions offering that spans the entire supply chain from materials to the consumer, JDA leverages the powerful heritage and knowledge capital of acquired market leaders including i2 Technologies®, Manugistics®, E3®, Intactix® and Arthur®. JDA's robust services offering, including complete solution lifecycle management via JDA Cloud Services, provides customers with leading-edge industry practices and supply chain expertise, lower total cost of ownership, long-term business value, and 24/7 functional and technical support. To learn more, visit jda.com or email info@jda.com.

JDA Investor Relations Contact:
Mike Burnett, GVP, Treasury and Investor Relations
mike.burnett@jda.com
480-308-3392

JDA Corporate Communications Contact:
Beth Elkin, Vice President, Marketing and Communications
beth.elkin@jda.com
469-357-4225

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “will,” and “expect” and other words with forward-looking connotations. Information relating to the uncertainty affecting our business is contained in our filings with the SEC. Actual results may differ materially from those predicted as a result of these and other risks, including but not limited to, our ability to timely complete the restatement of our historical financial results and complete and file our delinquent Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the fact that our historical financial results are not finalized and are subject to change, and the outcome of an ongoing SEC inquiry. JDA is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

JDA Software Group, Inc.
14400 N. 87th Street
Scottsdale, Ariz. 85260